



LINCOLN INTERNATIONAL

CONFIDENTIAL

Fairness Analysis

Presentation to:

The Special Committee of the Board of Directors of Asta Funding, Inc.

June 19, 2020

[SELECTED PAGES ONLY]

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This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the "Materials"), are provided to, and solely for the information of, the Committee (as defined herein) of the Company (as defined herein) in connection with the Committee's consideration of a Proposed Transaction (as defined herein). This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions held with Lincoln (as defined herein) in connection therewith.

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Valuation Analysis – Consumer Receivables

Historical and Projected Financial Statements

Historical and Projected Financial Performance - Consumer Receivables
($ in Thousands)

				Management Projections							Long-Term Projections			'19A - '29P	'20P - '29P
FY Ending September 30,	2018A	2019A	LTM (1)	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	CAGR	Avg.
Finance Income	$15,863.0	$14,050.0	$13,338.0	$10,267.0	$7,889.0	$6,138.0	$5,022.0	$4,214.0	$2,915.0	$2,239.0	$1,791.2	$1,433.0	$1,146.4	(22.2%)	
Other Income	$4,077.0	$773.0	$49.0	$120.0	$27.0	$5.0	$5.0	$5.0	$5.0	$5.0	$5.0	$5.0	$5.0	(39.6%)	
Total Revenue	$19,940.0	$14,823.0	$13,387.0	$10,387.0	$7,916.0	$6,143.0	$5,027.0	$4,219.0	$2,920.0	$2,244.0	$1,796.2	$1,438.0	$1,151.4	(22.5%)	
Growth	*NA*	*(25.7%)*	*(51.1%)*	*(29.9%)*	*(23.8%)*	*(22.4%)*	*(18.2%)*	*(16.1%)*	*(30.8%)*	*(23.2%)*	*(20.0%)*	*(19.9%)*	*(19.9%)*		
(-) Total Operating Expenses	($1,722.0)	($2,155.0)	($2,070.0)	($1,506.0)	($1,137.0)	($1,032.0)	($877.0)	($767.0)	($659.0)	($584.0)	($584.0)	($584.0)	($584.0)	(12.2%)	
EBITDA	$18,218.0	$12,668.0	$11,317.0	$8,881.0	$6,779.0	$5,111.0	$4,150.0	$3,452.0	$2,261.0	$1,660.0	$1,212.2	$854.0	$567.4	(26.7%)	
Margin	*91.4%*	*85.5%*	*84.5%*	*85.5%*	*85.6%*	*83.2%*	*82.6%*	*81.8%*	*77.4%*	*74.0%*	*67.5%*	*59.4%*	*49.3%*		*74.6%*
Growth	*NA*	*(30.5%)*	*(54.2%)*	*(29.9%)*	*(23.7%)*	*(24.6%)*	*(18.8%)*	*(16.8%)*	*(34.5%)*	*(26.6%)*	*(27.0%)*	*(29.6%)*	*(33.6%)*		
Net Working Capital	$4,504.0	$2,264.0	$1,538.0	$1,281.0	$455.0	$166.0	$56.0	$40.0	$17.0	$6.0	$0.2	($4.5)	($8.2)	*NA*	
as a % of Total Revenue	*22.6%*	*15.3%*	*11.5%*	*12.3%*	*5.7%*	*2.7%*	*1.1%*	*0.9%*	*0.6%*	*0.3%*	*0.0%*	*(0.3%)*	*(0.7%)*		*2.3%*

(1) Latest twelve months ended March 31, 2020

Valuation Analysis – Personal Injury Claims

Historical and Projected Financial Statements – Arthur Funding

Historical and Projected Financial Performance - Arthur Funding

($ in Thousands)

			Management Projections						
FY Ending September 30,	2019A	LTM (1)	2020P	2021P	2022P	2023P	2024P	2025P	2026P
Personal Injury Claims Income	$12.0	$42.0	$139.0	$661.0	$1,739.0	$2,344.0	$2,370.0	$2,361.0	$2,361.0
Total Revenue	$12.0	$42.0	$139.0	$661.0	$1,739.0	$2,344.0	$2,370.0	$2,361.0	$2,361.0
Growth	*NA*	*NA*	*1058.3%*	*375.5%*	*163.1%*	*34.8%*	*1.1%*	*(0.4%)*	*0.0%*
(-) Total Operating Expenses	($80.0)	($269.0)	($385.0)	($730.0)	($944.0)	($1,071.0)	($1,079.0)	($1,147.0)	($1,158.0)
EBITDA	($68.0)	($227.0)	($246.0)	($69.0)	$795.0	$1,273.0	$1,291.0	$1,214.0	$1,203.0
Margin	*(566.7%)*	*(540.5%)*	*(177.0%)*	*(10.4%)*	*45.7%*	*54.3%*	*54.5%*	*51.4%*	*51.0%*
Growth	*NA*	*NA*	*NM*	*NM*	*NM*	*60.1%*	*1.4%*	*(6.0%)*	*(0.9%)*
Investment in Arthur Funding, Net	($225.0)	($402.0)	($584.0)	($2,700.0)	($3,822.0)	($969.0)	$217.8	($9.0)	($11.0)
Free Cash Flow			($671.0)	($2,769.0)	($3,233.7)	($27.0)	$1,173.1	$889.4	$879.2
as a % of Total Revenue			*(482.7%)*	*(418.9%)*	*(186.0%)*	*(1.2%)*	*49.5%*	*37.7%*	*37.2%*

(1) Latest twelve months ended March 31, 2020

Source: Management Projections

Valuation Analysis – Personal Injury Claims

Simia and Sylvave DCF Analysis – Summary

DCF Analysis - Simia and Sylvave
($ in Thousands)

FY Ending September 30,	2020P	2021P	2022P	2023P	2024P
	Management Projections				
	4/20 - 9/20				
Principal Collections - Simia	$202.0	$101.0	$101.0	$101.0	$101.0
Interest Collections - Simia	48.0	24.0	24.0	24.0	24.0
Principal Collections - Sylvave	336.0	503.0	503.0	503.0	456.0
Interest Collections - Sylvave	164.0	247.0	247.0	164.0	0.0
Total Portfolio Cash Flows	$750.0	$875.0	$875.0	$792.0	$581.0
(-) Total Operating Expenses	($14.0)	($27.0)	($27.0)	($27.0)	($11.0)
(-) Pro Forma Taxes	0.0	0.0	0.0	0.0	0.0
Free Cash Flow	$736.0	$848.0	$848.0	$765.0	$570.0
Discount Period	0.03	0.79	1.79	2.79	3.79
Discount Factor @ 14.0%	0.9956	0.9021	0.7913	0.6942	0.6089
Present Value of Unlevered Free Cash Flow	$732.8	$765.0	$671.1	$531.0	$347.1

Enterprise Value	**Low**	**Mid**	**High**
WACC	16.5%	14.0%	11.5%
Present Value of Discrete Cash Flows	$2,949.5	$3,047.0	$3,152.3
Indicated Enterprise Value (Rounded)	**$2,950.0**	**$3,050.0**	**$3,150.0**

(1) Latest twelve months ended March 31, 2020

Source: Management Projections
Notes: Cash flows for each of Simia and Sylvave were projected based on historical realization rates, as provided by Management portfolios. DCF analysis for Simia and Sylvave does not contain a terminal value as the Segments are in wind-down and will cease operations at FY2024, per Management.

Valuation Analysis – GAR

Historical and Projected Financial Statements

Historical and Projected Financial Performance - GAR

($ in Thousands)

FY Ending September 30,	2018A	2019A	LTM (1)	Management Projections 2020P	2021P	2022P	2023P	2024P	2025P	2026P	'19A - '26P CAGR	'20P - '26P Avg.
Disability Fee Income	$4,598.0	$4,861.0	$4,011.0	$3,684.0	$4,528.0	$4,542.0	$4,633.0	$4,726.0	$4,821.0	$4,917.0	0.2%	
Other Income	8.0	48.0	48.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	NM	
Total Revenue	$4,606.0	$4,909.0	$4,059.0	$3,684.0	$4,528.0	$4,542.0	$4,633.0	$4,726.0	$4,821.0	$4,917.0	0.0%	
Growth	*NA*	*6.6%*	*(43.3%)*	*(25.0%)*	*22.9%*	*0.3%*	*2.0%*	*2.0%*	*2.0%*	*2.0%*		
(-) Total Operating Expenses	($3,511.0)	($3,339.0)	($3,166.0)	($3,186.0)	($3,263.0)	($3,287.0)	($3,312.0)	($3,337.0)	($3,243.0)	($3,269.0)	(0.3%)	
EBITDA	$1,095.0	$1,570.0	$893.0	$498.0	$1,265.0	$1,255.0	$1,321.0	$1,389.0	$1,578.0	$1,648.0	0.7%	
Margin	*23.8%*	*32.0%*	*22.0%*	*13.5%*	*27.9%*	*27.6%*	*28.5%*	*29.4%*	*32.7%*	*33.5%*		*27.6%*
Growth	*NA*	*43.4%*	*(54.1%)*	*(68.3%)*	*154.0%*	*(0.8%)*	*5.3%*	*5.1%*	*13.6%*	*4.4%*		
Net Working Capital		$446.0	$212.0	$360.0	$323.0	$323.0	$323.0	$323.0	$323.0	$323.0	(4.5%)	
as a % of Total Revenue		*9.1%*	*5.2%*	*9.8%*	*7.1%*	*7.1%*	*7.0%*	*6.8%*	*6.7%*	*6.6%*		*7.3%*

(1) Latest twelve months ended March 31, 2020

Note: Five Star Veterans Disability, LLC, a division of GAR ("Five Star"), represents a diminishing portfolio, in which the Company is not actively investing going forward. Five Star future cash collections are projected to be $150,000 in 2020P, $75,000 in 2021P, and $0 in 2022P and thereafter.

Source: Management Projections

Valuation Analysis – Small Business Lending

Historical and Projected Financial Statements

Historical and Projected Financial Performance - Small Business Lending
($ in Thousands)

FY Ending September 30,	2020P	2021P	2022P	2023P	2024P	2025P	2026P
			Management Projections				
Small Business Lending Fee Income	$0.0	$923.0	$2,407.0	$4,087.0	$5,549.0	$5,857.0	$6,197.0
Total Revenue	$0.0	$923.0	$2,407.0	$4,087.0	$5,549.0	$5,857.0	$6,197.0
Growth		*NA*	*160.8%*	*69.8%*	*35.8%*	*5.6%*	*5.8%*
(-) Advertising	$0.0	($160.0)	($100.0)	($100.0)	($140.0)	($140.0)	($160.0)
(-) Bad Debt Expenses	0.0	(413.0)	(945.0)	(1,598.0)	(2,115.0)	(2,316.0)	(2,466.0)
(-) Office Salaries	0.0	(317.0)	(626.0)	(801.0)	(873.0)	(949.0)	(1,039.0)
(-) Payroll Taxes	0.0	(32.0)	(63.0)	(80.0)	(87.0)	(95.0)	(104.0)
(-) Professional Fees	0.0	(69.0)	(42.0)	(42.0)	(48.0)	(48.0)	(48.0)
(-) Office Expense	0.0	(18.0)	(18.0)	(36.0)	(36.0)	(36.0)	(60.0)
(-) Total Operating Expenses	$0.0	($1,009.0)	($1,794.0)	($2,657.0)	($3,299.0)	($3,584.0)	($3,877.0)
EBITDA	$0.0	($86.0)	$613.0	$1,430.0	$2,250.0	$2,273.0	$2,320.0
Margin	*NA*	*(9.3%)*	*25.5%*	*35.0%*	*40.5%*	*38.8%*	*37.4%*
Growth	*NA*		*NM*	*133.3%*	*57.3%*	*1.0%*	*2.1%*
Net Income	$0.0	($60.0)	$429.0	$1,001.0	$1,575.0	$1,591.0	$1,624.0
Margin	*NA*	*(6.5%)*	*17.8%*	*24.5%*	*28.4%*	*27.2%*	*26.2%*
Growth	*NA*		*NM*	*133.3%*	*57.3%*	*1.0%*	*2.1%*
Return on Equity	*NA*	*(2.4%)*	*5.6%*	*6.9%*	*6.9%*	*5.1%*	*4.2%*
Investment in Small Business Lending	$0.0	$2,485.0	$7,673.0	$14,508.0	$22,752.0	$30,991.0	$39,096.0

(1) Latest twelve months ended March 31, 2020

Source: Management Projections
Note: Investment in Small Business Lending represents the Company's loan outlays, net of cash collections and bad debt expense

Valuation Analysis – Corporate Overhead
Historical and Projected Financial Statements

Historical and Projected Financial Performance - Corporate Overhead
($ in Thousands)

FY Ending September 30,	2018A	2019A	LTM (1)	2020P	2021P	2022P	2023P	2024P	2025P	2026P
				Management Projections						
Corporate Overhead Expenses	($9,292.0)	($7,831.0)	($7,579.0)	($7,927.0)	($6,546.0)	($6,182.0)	($6,012.0)	($5,258.0)	($4,837.0)	($4,713.0)
Growth	*NA*	*(15.7%)*	*(44.9%)*	*1.2%*	*(17.4%)*	*(5.6%)*	*(2.7%)*	*(12.5%)*	*(8.0%)*	*(2.6%)*
% of Total Company Revenue	*41.8%*	*37.1%*	*NA*	*52.8%*	*46.8%*	*41.7%*	*37.4%*	*31.2%*	*30.3%*	*30.0%*
Total Capital Expenditures	$0.0	$119.0	$119.0	$0.0	$100.0	$0.0	$50.0	$50.0	$0.0	$0.0
Net Working Capital	$4,109.0	($686.0)	($955.0)	($1,774.0)	($2,042.0)	($1,809.0)	($1,730.0)	($1,800.0)	($1,784.0)	($1,819.0)

(1) Latest twelve months ended March 31, 2020

Sources: Management Projections; Extended Management Projections
Note: Net Working Capital includes (i) Prepaid and Income Taxes Receivable, (ii) Other Assets, (iii) Accounts Payable and Accrued Expenses, and (iv) Income Tax Payable

Valuation Analysis – Corporate Overhead

DCF Analysis – Summary (Pre-Tax)

DCF Analysis - Corporate Overhead (Pre-Tax)

($ in Thousands)

FY Ending September 30,	LTM (1)	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P
		Management Projections							Long-Term Projections	
Corporate Overhead Expenses	($7,579.0)	($7,927.0)	($6,546.0)	($6,182.0)	($6,012.0)	($5,258.0)	($4,837.0)	($4,713.0)	($3,142.0)	($1,571.0)
		4/20 - 9/20								
EBIT		($3,731.3)	($6,656.3)	($6,192.3)	($6,063.7)	($5,303.6)	($4,853.9)	($4,728.0)	($3,145.4)	($1,573.7)
(-) Pro Forma Taxes @ 0.0%		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOPAT		($3,731.3)	($6,656.3)	($6,192.3)	($6,063.7)	($5,303.6)	($4,853.9)	($4,728.0)	($3,145.4)	($1,573.7)
(+) Tax Depreciation		$10.3	$110.3	$10.3	$51.7	$45.6	$16.9	$15.0	$3.4	$2.7
(-) Capital Expenditures		0.0	(100.0)	0.0	(50.0)	(50.0)	0.0	0.0	0.0	0.0
(+/-) Net Working Capital		819.0	268.0	(233.0)	(79.0)	70.0	(16.0)	35.0	0.0	0.0
Free Cash Flow		($2,902.0)	($6,378.0)	($6,415.0)	($6,141.0)	($5,238.0)	($4,853.0)	($4,678.0)	($3,142.0)	($1,571.0)
Discount Period		0.03	0.79	1.79	2.79	3.79	4.79	5.79	6.79	7.79
Discount Factor @ 14.0%		0.9956	0.9021	0.7913	0.6942	0.6089	0.5341	0.4685	0.4110	0.3605
Present Value of Unlevered Free Cash Flow		($2,889.4)	($5,753.7)	($5,076.4)	($4,262.8)	($3,189.5)	($2,592.1)	($2,191.8)	($1,291.3)	($566.4)

Enterprise Value	**Low**	**Mid**	**High**
WACC	16.5%	14.0%	11.5%
Present Value of Discrete Cash Flows	($26,240.7)	($27,813.5)	($29,579.5)
Indicated Enterprise Value (Rounded)	**($26,200.0)**	**($27,800.0)**	**($29,600.0)**

(1) Latest twelve months ended March 31, 2020

Sources: Management Projections; Extended Management Projections

Note: Net Working Capital includes (i) Prepaid and Income Taxes Receivable, (ii) Other Assets, (iii) Accounts Payable and Accrued Expenses, and (iv) Income Tax Payable

Valuation Analysis – Corporate Overhead
DCF Analysis – Summary (Post-Tax)

DCF Analysis - Corporate Overhead (Post-Tax)
($ in Thousands)

FY Ending September 30,	LTM (1)	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P
		Management Projections							Long-Term Projections	
Corporate Overhead Expenses	($7,579.0)	($7,927.0)	($6,546.0)	($6,182.0)	($6,012.0)	($5,258.0)	($4,837.0)	($4,713.0)	($3,142.0)	($1,571.0)
		4/20 - 9/20								
EBIT		($3,731.3)	($6,656.3)	($6,192.3)	($6,063.7)	($5,303.6)	($4,853.9)	($4,728.0)	($3,145.4)	($1,573.7)
(-) Pro Forma Taxes @ 28.1%		1,048.9	1,871.1	1,740.7	1,704.5	1,490.8	1,364.4	1,329.0	884.2	442.4
NOPAT		($2,682.4)	($4,785.2)	($4,451.6)	($4,359.2)	($3,812.8)	($3,489.5)	($3,399.0)	($2,261.2)	($1,131.3)
(+) Tax Depreciation		$10.3	$110.3	$10.3	$51.7	$45.6	$16.9	$15.0	$3.4	$2.7
(-) Capital Expenditures		0.0	(100.0)	0.0	(50.0)	(50.0)	0.0	0.0	0.0	0.0
(+/-) Net Working Capital		819.0	268.0	(233.0)	(79.0)	70.0	(16.0)	35.0	0.0	0.0
Free Cash Flow		($1,853.1)	($4,506.9)	($4,674.3)	($4,436.5)	($3,747.2)	($3,488.6)	($3,349.0)	($2,257.8)	($1,128.6)
Discount Period		0.03	0.79	1.79	2.79	3.79	4.79	5.79	6.79	7.79
Discount Factor @ 14.0%		0.9956	0.9021	0.7913	0.6942	0.6089	0.5341	0.4685	0.4110	0.3605
Present Value of Unlevered Free Cash Flow		($1,845.1)	($4,065.8)	($3,699.0)	($3,079.6)	($2,281.7)	($1,863.3)	($1,569.1)	($928.0)	($406.9)

Enterprise Value	Low	Mid	High
WACC	16.5%	14.0%	11.5%
Present Value of Discrete Cash Flows	($18,608.2)	($19,738.4)	($21,007.6)
Indicated Enterprise Value (Rounded)	**($18,600.0)**	**($19,700.0)**	**($21,000.0)**

(1) Latest twelve months ended March 31, 2020

Sources: Management Projections; Extended Management Projections
Note: Net Working Capital includes (i) Prepaid and Income Taxes Receivable, (ii) Other Assets, (iii) Accounts Payable and Accrued Expenses, and (iv) Income Tax Payable